                                                                     EXHIBIT 4.4

EXECUTION COPY


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                               ZALE FUNDING TRUST

                                     Issuer

                                      and

                              THE BANK OF NEW YORK

                 Indenture Trustee and Securities Intermediary

                   on behalf of the Series 1999-A Noteholders


                 ---------------------------------------------


                       SERIES 1999-A INDENTURE SUPPLEMENT

                           Dated as of July 15, 1999

                                       to

                                   INDENTURE

                           Dated as of July 15, 1999

                 ---------------------------------------------


                               ZALE FUNDING TRUST

                       Floating Rate Class A Asset Backed
                     Variable Funding Notes, Series 1999-A

                   Class B Asset Backed Notes, Series 1999-A


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

         SERIES 1999-A INDENTURE SUPPLEMENT, dated as of July 15, 1999 (this "Supplement"), by and between ZALE FUNDING TRUST, a Delaware business trust (the "Issuer"), and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as Indenture Trustee (the "Indenture Trustee") and Securities Intermediary (in such capacity, the "Securities Intermediary") under the Indenture, dated as of July 15, 1999 (the "Indenture"), by and between the Issuer, the Indenture Trustee and the Securities Intermediary.

         Section 2.22 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into a supplement to the Indenture for the purpose of authorizing the issuance by the Issuer, for execution and redelivery to the Indenture Trustee for authentication, of one or more Series of Notes.

         Pursuant to this Supplement, the Issuer shall create a new Series of Investor Notes and shall specify the Principal Terms thereof.

                                   ARTICLE I

                      CREATION OF THE SERIES 1999-A NOTES

         Section 1.01. Designation. There is hereby created a Series of Investor Notes to be issued pursuant to the Indenture and this Supplement to be known generally as the "Series 1999-A Notes." The Series 1999-A Notes shall be issued in two Classes, which shall be designated generally as the Floating Rate Class A Asset Backed Variable Funding Notes, Series 1999-A (the "Class A Notes") and the Class B Asset Backed Notes, Series 1999-A (the "Class B Notes"). The Class A Notes shall be substantially in the form of Exhibit A-1, and the Class B Notes shall be substantially in the form of Exhibit A-2.


                               [END OF ARTICLE I]

                                  ARTICLE II

                                  DEFINITIONS

         Section 2.01. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Indenture, the terms and provisions of this Supplement shall govern with respect to the Series 1999-A Notes. All Article, Section or subsection references herein shall mean Article, Section or subsections of this Supplement except as otherwise provided herein. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. Each capitalized term defined herein shall relate only to the Series 1999-A Notes and no other Series of Notes issued by the Trust.

         "Additional Interest" shall mean, at any time of determination, the sum of Class A Additional Interest and Class B Additional Interest.

         "Adjustment Payment Shortfall" shall mean, (a) with respect to any day during a Settlement Period, an amount equal to the product of (i) any adjustment payments which the Seller was required to make on such day pursuant to Section 2.06 of the Purchase and Servicing Agreement, times (ii) the Floating Allocation Percentage for such Settlement Period, and (b) with respect to any Settlement Period, an amount equal to the product of (i) any adjustment payments which the Seller was required to make during such Settlement Period pursuant to Section 2.06 of the Purchase and Servicing Agreement but failed to make on or prior to the last day of such Settlement Period, times (ii) the Floating Allocation Percentage as of the related Payment Date.

         "Administrative Agent" shall have the meaning specified in the Class A Purchase Agreement.

         "Agent" shall have the meaning specified in the Class A Purchase Agreement.

         "Amortization Date" shall mean the earliest to occur of (i) the date after [July 13], 2000 designated by the Issuer as the Amortization Date at any time upon seven (7) Business Days' written notice to the Agents, the Administrative Agent, the Indenture Trustee and the Servicer, (ii) the Early Amortization Commencement Date and (iii) the latest Purchase Termination Date, as such term is defined in the Class A Purchase Agreement.

         "Amortization Period" shall mean, with respect to Series 1999-A, an Early Amortization Period or a Controlled Amortization Period.

         "Available Series 1999-A Finance Charge Collections" shall have the meaning specified in subsection 4.06(a).

         "Base Rate" shall mean, with respect to any Settlement Period, the sum of (i) the average of the Class A Interest Rate and the Class B Interest Rate weighted by the unpaid principal amount of each respective Class of Notes, plus
(ii) the Servicing Fee Rate, plus (iii) the Senior Class A Increased Costs Rate (if any).


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
         "Carryover Class A Interest" shall mean, with respect to any Payment Date, (a) any Class A Interest due but not paid on any previous Payment Date plus (b) any Class A Additional Interest which is due and unpaid.

         "Carryover Class B Interest" shall mean, with respect to any Payment Date, (a) any Class B Interest due but not paid on any previous Payment Date plus (b) any Class B Additional Interest.

         "Carryover Interest" shall mean, with respect to any Payment Date, the sum of Carryover Class A Interest and Carryover Class B Interest.

         "Class A Additional Interest" shall have the meaning specified in subsection 4.03(b).

         "Class A Adjustment Payment Shortfall" shall mean, with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage for the related Settlement Period and (b) the Adjustment Payment Shortfall for such Settlement Period.

         "Class A Floating Allocation Percentage" shall mean, with respect to any Settlement Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of (x) during a Revolving Period, the close of business on the last day of the immediately preceding Settlement Period (or, in the case of the first Settlement Period, the Class A Initial Invested Amount) and (y) during an Amortization Period or Partial Amortization Period (i) with respect to Collections of Finance Charges, the close of business on the last day of the most recent Revolving Period and (ii) with respect to the Investor Defaulted Amount, Invested Defaulted Amount Shortfall or the Adjustment Payment Shortfall, the close of business on the last day of the immediately preceding Settlement Period; provided, that with respect to any Settlement Period in which a Class A Note Principal Balance Increase or a Class A Special Reduction occurs, such numerator, on and after the date of such Class A Note Principal Balance Increase or a Class A Special Reduction, shall be the Class A Invested Amount on such date (after giving effect to the Class A Note Principal Balance Increase or the Class A Special Reduction, as applicable), and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the close of business on such date (or, in the case of the first Settlement Period, the total amount of Principal Receivables in the Trust on the Closing Date) and (b) when used with respect to (x) Collections of Finance Charges during an Amortization Period or (y) Collections of Principal Receivables, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

         "Class A Increased Cost Amount" shall mean the aggregate amount, if any, payable by the Issuer pursuant to Sections 2.4 or 2.5 or subsection 2.6(c) of the Class A Purchase Agreement, together with any accrued and unpaid interest on such amount as provided therein.

         "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Notes, which is $250,000,000.

         "Class A Interest" shall mean the interest distributable in respect of the Class A Notes as calculated in accordance with subsection 4.03(a).


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

         "Class A Interest Rate," with respect to any Interest Accrual Period, shall have the meaning specified in the Class A Purchase Agreement.

         "Class A Interest Shortfall" shall have the meaning specified in subsection 4.03(b).

         "Class A Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus (b) the aggregate amount of Class A Note Principal Balance Increases on or prior to such date, minus (c) the aggregate amount of principal payments made to Class A Noteholders prior to such date, minus (d) the aggregate amount of Class A Investor Charge-Offs for all prior Payment Dates, and plus (e) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Payment Dates pursuant to subsection 4.06(a)(vii) for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d).

         "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.09(b).

         "Class A Investor Defaulted Amount" shall mean, with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage for the related Settlement Period and (b) the Defaulted Amount Shortfall for such Settlement Period.

         "Class A Mandatory Partial Amortization Amount" shall have the meaning specified in the Class A Purchase Agreement.

         "Class A Monthly Interest" shall have the meaning specified in the Class A Purchase Agreement.

         "Class A Note Principal Balance Increase" shall have the meaning set forth in subsection 7.04(a).

         "Class A Noteholder" shall mean the Person in whose name a Class A
Note is registered in the Note Register.

         "Class A Noteholders' Interest" shall mean, with respect to any date, the portion of the Series 1999-A Noteholders' Interest evidenced by the Class A Notes.

         "Class A Notes" shall have the meaning specified in Section 1.01.

         "Class A Partial Amortization Principal" shall have the meaning specified in subsection 4.04(d).

         "Class A Percentage" shall mean (i) for any specified day, a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the Series Invested Amount and (ii) for any specified period, a fraction, the numerator of which is the Weighted Average Class A Invested Amount for such period and the denominator of which is the Weighted Average Invested Amount for such period.

         "Class A Principal" shall have the meaning specified in subsection 4.04(b).


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

         "Class A Principal Allocation Percentage" shall mean, with respect to any Settlement Period, the percentage equivalent of a fraction, the numerator of which is (a) during a Revolving Period, the Class A Invested Amount as of the close of business on the last day of the immediately preceding Settlement Period (or, in the case of the first Settlement Period, the Closing Date); provided, that with respect to any Settlement Period in which a Class A Note Principal Balance Increase or Class A Special Reduction occurs, such numerator, on and after the date of such Class A Note Principal Balance Increase or Class A Special Reduction, shall be the Class A Invested Amount on such date (after giving effect to the Class A Note Principal Balance Increase or Class A Special Reduction on such date), and (b) during an Amortization Period or Partial Amortization Period, the Class A Invested Amount as of the close of business on the last day of the most recent Revolving Period, and the denominator of which is the greater of (x) the sum of the total amount of Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding Account as of the close of business on the last day of the immediately preceding Settlement Period (or, in the case of the first Settlement Period, the Closing
Date) and (y) during an Amortization Period, the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of the date as to which such determination is being made.

         "Class A Purchase Agreement" shall mean that certain Note Purchase Agreement dated as of July 15, 1999, among the Issuer, the Seller, the Servicer, the Agents, Class A Purchasers and the Administrative Agent named therein, as the same may be amended, supplemented, or modified from time to time. The Indenture Trustee shall not be bound by the provisions of the Class A Purchase Agreement and shall not be obligated to monitor the performance of or compliance with any of the terms of the Class A Purchase Agreement by any party thereto.

         "Class A Purchaser" shall have the meaning specified in the Class A Purchase Agreement.

         "Class A Required Amount" shall mean, with respect to each Payment Date, the amount determined by the Servicer equal to the excess, if any, of (a) the sum of (i) Class A Interest for the related Settlement Period, (ii) any Carryover Class A Interest, (iii) Senior Class A Increased Costs for the related Settlement Period and any Senior Class A Increased Costs previously due but not paid to the Class A Noteholders or the Agents on a prior Payment Date,
(iv) the unpaid portion of the Indenture Trustee Fee for the related Settlement Period, (v) if JNB or an Affiliate of JNB is no longer the Servicer, the Class A Servicing Fee for the related Settlement Period, (vi) the Class A Investor Defaulted Amount Shortfall and (vii) the Class A Adjustment Payment Shortfall, over (b) the sum of (i) the Available Series 1999-A Finance Charge Collections plus (ii) any Excess Finance Charge Collections from other Series allocable to Series 1999-A (less, in each case, amounts allocated as Shared Principal Collections pursuant to 4.06(a)(v) or 4.06(a)(vi)), plus (iii) the amount applied to fund amounts described in clause (a) above on such Payment Date from the Reserve Account pursuant to Section 4.11.

         "Class A Servicing Fee" shall have the meaning specified in Section
3.01.

         "Class A Special Reduction Date" shall have the meaning specified in subsection 7.05(a).

         "Class A Special Reduction Notice" shall have the meaning specified in subsection 7.05(b).


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

         "Class A Special Reduction Amount" shall have the meaning specified in subsection 7.05(b).

         "Class B Additional Interest" shall mean the amount of interest, if any, distributable in respect of the Class B Notes as calculated pursuant to a supplemental agreement entered into in accordance with Section 7.03.

         "Class B Adjustment Payment Shortfall" shall mean, with respect to each Payment Date, an amount equal to the product of (a) the Class B Percentage for the related Settlement Period and (b) the Adjustment Payment Shortfall for such Settlement Period.

         "Class B Enhancement Percentage" shall mean 33%.

         "Class B Floating Allocation Percentage" shall mean, with respect to any Settlement Period, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of (x) during a Revolving Period, the close of business on the last day of the immediately preceding Settlement Period (or, in the case of the first Settlement Period, the Class B Initial Invested Amount) and (y) during an Amortization Period or Partial Amortization Period (i) with respect to Collections of Finance Charges, the close of business on the last day of the most recent Revolving Period and (ii) with respect to the Investor Defaulted Amount, Investor Defaulted Amount Shortfall or Adjustment Payment Shortfall, the close of business on the last day of the immediately preceding Settlement Period; provided, that with respect to any Settlement Period in which a Class B Note Principal Balance Increase or a Class B Special Reduction occurs, such numerator, on and after the date of such Class B Note Principal Balance Increase or date of such Class B Special Reduction, shall be the Class B Invested Amount on such date (after giving effect to the Class B Note Principal Balance Increase or the application of the Class B Special Reduction Amount on such date, as applicable), and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the close of business on such date (or, in the case of the first Settlement Period, the total amount of Principal Receivables in the Trust on the Closing Date) and (b) when used with respect to (x) Collections of Finance Charges during an Amortization Period or (y) Collections of Principal Receivables, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

         "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Notes, which is $123,134,328.36.

         "Class B Interest" shall mean the interest, if any, distributable in respect of the Class B Notes as may be calculated pursuant to a supplemental agreement entered into in accordance with Section 7.03.

         "Class B Interest Rate" shall mean, with respect to any Interest Accrual Period, a per annum rate equal to 0%; provided, however such interest rate may be increased pursuant to the terms of a supplemental agreement entered into in accordance with Section 7.03.

         "Class B Interest Shortfall" shall have the meaning specified in
Section 7.03.

         "Class B Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the


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
aggregate amount of principal payments made to Class B Noteholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Payment Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which the Class B Invested Amount has been reduced for all prior Payment Dates, and plus (e) the sum of the aggregate amount allocated with respect to Class B Investor Charge-Offs and available on all prior Payment Dates pursuant to subsection 4.06(a)(xi) for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

         "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.09(a).

         "Class B Investor Defaulted Amount" shall mean, with respect to each Payment Date, an amount equal to the product of (a) the Class B Percentage for the related Settlement Period and (b) the Investor Defaulted Amount Shortfall for such Settlement Period.

         "Class B Note Principal Balance Increase" shall have the meaning set forth in subsection 7.04(d).

         "Class B Noteholder" shall mean the Person in whose name a Class B
Note is registered in the Note Register.

         "Class B Noteholders' Interest" shall mean, with respect to any date, the portion of the Series 1999-A Noteholders' Interest evidenced by the Class B Notes.

         "Class B Notes" shall have the meaning specified in Section 1.01.

         "Class B Partial Amortization Principal" shall have the meaning assigned in Section 4.04(e).

         "Class B Percentage" shall mean (i) for any specified day, a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the Series Invested Amount and (ii) for any specified period, a fraction, the numerator of which is the Weighted Average Class B Invested Amount for such period and the denominator of which is the Weighted Average Invested Amount for such period.

         "Class B Principal" shall have the meaning specified in subsection 4.04(c).

         "Class B Principal Allocation Percentage" shall mean with respect to any Settlement Period, the percentage equivalent of a fraction, the numerator of which is (a) during a Revolving Period, the Class B Invested Amount as of the close of business on the last day of the immediately preceding Settlement Period (or, in the case of the first Settlement Period, the Closing Date); provided, that with respect to any Settlement Period in which a Class B Note Principal Balance Increase or a Class B Special Reduction occurs, such numerator, on and after the date of such Class B Note Principal Balance Increase or a Class B Special Reduction Date, shall be the Class B Invested Amount on such date (after giving effect to the Class B Note Principal Balance Increase or the application of the Class B Special Reduction Amount on such date, as applicable), and (b) during an Amortization Period or Partial Amortization Period, the Class B Invested Amount as of the close of business on the last day of the most recent Revolving Period, and the denominator of which is the greater of (x) the sum of the total amount of Principal Receivables in the Trust and the principal amount on deposit in the Excess Funding



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
Account as of the close of business on the last day of the immediately preceding Settlement Period (or, in the case of the first Settlement Period, the Closing Date) and (y) during an Amortization Period, the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of the date as to which such determination is being made.

         "Class B Servicing Fee" shall have the meaning specified in Section
3.01.

         "Class B Special Reduction Date" shall mean the date of the first Class A Special Reduction, if such Class A Special Reduction occurs on or prior to October 15, 1999.

         "Class B Special Reduction Amount" shall mean the product of (i) the lesser of (A) the Class A Special Reduction Amount and (B) the excess, if any, of the Class A Invested Amount on the Class B Special Reduction Date (determined prior to giving effect to any reduction of the Invested Amount on such date) over $150,000,000, times (ii) a fraction, the numerator of which equals the Class B Enhancement Percentage and the denominator of which equals 100% minus the Class B Enhancement Percentage.

         "Closing Date" shall mean July 15, 1999.

         "Controlled Amortization Period" shall, unless the Early Amortization Commencement Date shall have occurred prior thereto, mean the period commencing with the Amortization Date and ending on the first to occur of (a) the date on which the Series Invested Amount is paid in full and (ii) the Series 1999-A Termination Date.

         "Early Amortization Commencement Date" shall mean the date on which an Early Amortization Event occurs or is deemed to have occurred pursuant to
Section 10.01 of the Indenture or a Series 1999-A Early Amortization Event is deemed to occur pursuant to Section 6.01.

         "Early Amortization Period" shall mean the period beginning on the Early Amortization Commencement Date, and ending on the earlier of (i) the date on which the Series Invested Amount has been paid in full and (ii) the Series 1999-A Termination Date.

         "Excess Finance Charge Collections" shall mean, with respect to any Payment Date, as the context requires, either (x) the amount described in subsection 4.06(a)(xv) allocated to the Series 1999-A Notes but available to cover shortfalls in amounts paid from Collections of Finance Charges for other Series, if any or (y) the aggregate amount of Collections of Finance Charges allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1999-A Notes.

         "Floating Allocation Percentage" shall mean, with respect to any date of determination, the sum of the Class A Floating Allocation Percentage and the Class B Floating Allocation Percentage on such date.

         "Increase Date" shall have the meaning set forth in subsection
7.04(b).

         "Increase Notice" shall have the meaning set forth in subsection
7.04(b).


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

         "Indenture Trustee Fee" shall have the meaning specified in Section
3.02.

         "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

         "Interest Accrual Period" shall mean, with respect to a Payment Date, the period from and including the preceding Payment Date to and excluding such Payment Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to and excluding the first Payment Date.

         "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs and Class B Investor Charge-Offs.

         "Investor Defaulted Amount" shall mean, with respect to any Settlement Period, an amount equal to the product of the Defaulted Amount and the Floating Allocation Percentage as of the related Payment Date.

         "Investor Defaulted Amount Shortfall" shall mean, (a) with respect to any day during a Settlement Period, an amount equal to the product of (i) the excess, if any, of the Defaulted Amount for such day over the Issuer Amount on such day (after giving effect to any changes in the Issuer Amount on such day), times (ii) the Floating Allocation Percentage for such Settlement Period, and
(b) with respect to a Settlement Period, the excess, if any, of the Defaulted Amount for such Settlement Period over the Issuer Amount on the last day of such Settlement Period (after giving effect to any changes in the Issuer Amount on such day), times (ii) the Floating Allocation Percentage for such Settlement Period.

         "Investor Noteholder" shall mean the holder of record of an Investor Note.

         "Investor Notes" shall mean the Class A Notes and the Class B Notes.

         "Issuance Date" shall mean the Closing Date.

         "Issuer Retained Notes" shall mean investor Notes of any Series, including the Class B Notes, which the Issuer retains, but only to the extent that and for so long as the Issuer is the holder of such Notes.

         "Issuer's Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used at any time with respect to Finance Charge Collections and Defaulted Receivables, and (b) the Principal Allocation Percentage, when used at any time with respect to Principal Receivables.

         "Legal Final Maturity Date" shall mean the seventy-second Payment Date which follows the Amortization Date.

         "Monthly Servicing Fee" shall have the meaning specified in Section
3.01.

         "Partial Amortization Amount" shall have the meaning specified in
Section 7.02.

         "Partial Amortization Notice" shall have the meaning specified in
Section 7.02.


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

         "Partial Amortization Period" shall mean the period from and including the date specified in the first sentence of Section 7.02, to and including the earlier to occur of (a) the day during a Settlement Period on which Collections of Principal Receivables have been allocated to the Investor Noteholders (after taking into account the aggregate amount of Collections of Principal Receivables allocated to Investor Noteholders during any previous Settlement Period in the related Partial Amortization Period) in an amount equal to the Partial Amortization Amount during such Partial Amortization Period and (b) the day immediately preceding the Amortization Date.

         "Partial Expiration Event" shall have the meaning specified in the Class A Purchase Agreement.

         "Payment Date" shall mean August 16, 1999 and the fifteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

         "Portfolio Yield" shall mean for the Series 1999-A Notes, with respect to any Settlement Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (i) the aggregate amount of Available Series 1999-A Finance Charge Collections for such Settlement Period, (ii) Investment Proceeds and (iii) Recoveries, including without limitation, sales tax recoveries, minus the aggregate Investor Defaulted Amount for such Settlement Period and the Series Allocation Percentage of any adjustment payments required to be made by the Issuer pursuant to Section 2.06 of the Purchase and Servicing Agreement but not made on or prior to the related Payment Date, and the denominator of which is the Weighted Average Invested Amount as of the last day of the preceding Settlement Period.

         "Principal Allocation Percentage" shall mean, with respect to any date of determination, the sum of the Class A Principal Allocation Percentage and the Class B Principal Allocation Percentage on such date.

         "Principal Shortfalls" shall mean, on any Payment Date, (i) for Series 1999-A, the Class A Invested Amount if the Class A Notes are then receiving principal payments after the application of Collections of Principal Receivables on such Payment Date, plus the Class B Invested Amount if the Class B Notes are then receiving principal payments after the application of Collections of Principal Receivables on such Payment Date or (ii) for any other Series, the amounts specified as such in the Indenture Supplement for such other Series; provided that (a) for any Payment Date during a Revolving Period, the Principal Shortfall for Series 1999-A shall be zero, and (b) for any Payment Date during a Partial Amortization Period, the Principal Shortfall for Series 1999-A shall equal (x) the Class A Mandatory Partial Amortization Amount, if any, and otherwise (y) zero or such higher amount, not exceeding the Class A Invested Amount, as shall have been specified as the Principal Shortfall for Series 1999-A by the Issuer by notice to the Servicer and the Indenture Trustee not later than the Business Day preceding the Determination Date for such Payment Date.

         "Rating Agency" shall mean Standard & Poor's and Moody's.

         "Reallocated Principal Collections" shall have the meaning specified in Section 4.08.

         "Reassignment Amount" shall mean, with respect to any Payment Date, after giving effect to any deposits and distributions otherwise to be made on such Payment Date, the sum of (i) the Series Invested Amount on such Payment Date, plus (ii) the sum of the Class A Interest and Class B Interest for such Payment Date, plus (iii) the amount of Carryover Interest, if any, plus (iv) the Class A Increased Cost Amount.

         "Required Amount" shall have the meaning specified in Section 4.07.

         "Required Issuer Percentage" shall mean 0%.

         "Reserve Account" means the account established pursuant to Section
4.11.

         "Reserve Account Funding Event" shall mean a reduction of Moody's senior implied issuer rating (if such rating is being maintained at such time) of Zale Corporation to below "B1."

         "Reserve Account Required Balance" shall mean, on any date of determination, (i) if a Reserve Account Funding Event shall have occurred and be continuing, 0.50% of the Series Invested Amount on such date, and (ii) otherwise, zero.

         "Revolving Period" shall mean (a) the period from and including the Closing Date to, but not including, the earlier of (i) the commencement of a Partial Amortization Period and (ii) the Amortization Date, and (b) each period, if any, from, but not including, the last day of the immediately preceding Partial Amortization Period which did not end on the Amortization Date to, but not including, the earlier of (i) the commencement of a Partial Amortization Period and (ii) the Amortization Date.

         "Senior Class A Increased Costs" shall mean, with respect to a Payment Date, the Class A Increased Costs for such Payment Date, to the extent such Class A Increased Costs may be paid pursuant to subsection 4.06(a)(ii) hereof without regard to any insufficiency of the amount of Available Series 1999-A Finance Charge Collections.

         "Senior Class A Increased Costs Rate" shall mean, with respect to a Settlement Period, the annualized percentage equivalents of a fraction, the numerator of which equals the Senior Class A Increased Costs for the related Payment Date, and the denominator of which is the Weighted Average Class A Investor Interest for such Settlement Period.

         "Series Allocable Finance Charge Collections" shall mean, with respect to the Series 1999-A Notes for any Settlement Period, the product of the Series Allocation Percentage and the amount of the Finance Charge Collections with respect to such Settlement Period.

         "Series Allocable Principal Collections" shall mean, with respect to the Series 1999-A Notes for any Settlement Period, the product of the Series Allocation Percentage and the amount of the Principal Collections with respect to such Settlement Period.

         "Series Allocation Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series Invested Amount and the denominator of which is the invested amounts of all then outstanding Series.

         "Series Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date and (b) the Class B Invested Amount as of such date.

         "Series Required Issuer Amount" shall mean an amount equal to the product of the Series Invested Amount and the Required Issuer Percentage.

         "Series 1999-A" shall mean the Series of the Zale Funding Trust represented by the Series 1999-A Notes.

         "Series 1999-A Early Amortization Event" shall have the meaning specified in Section 6.01.

         "Series 1999-A Noteholder" shall mean the holder of record of any Series 1999-A Investor Note.

         "Series 1999-A Noteholders' Interest" shall have the meaning specified in Section 4.01.

         "Series 1999-A Notes" shall have the meaning specified in Section
1.01.

         "Series 1999-A Termination Date" shall mean the earlier to occur of
(i) the day after the Payment Date on which the Series 1999-A Notes are paid in full, and (ii) the Legal Final Maturity Date.

         "Servicing Base Amount" shall have the meaning specified in Section
3.01.

         "Servicing Fee Rate" shall mean 2% per annum.

         "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1999-A Notes which, in accordance with Section 4.04 and subsection 4.06(b), may be applied in accordance with
Section 4.05 of the Indenture or (b) the amounts allocated to the Notes (other than Issuer Retained Notes) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1999-A Notes.

         "Special Reduction" shall have the meaning specified in subsection 7.05(a).

         "Weighted Average Class A Invested Amount" shall mean, with respect to any period, the sum of the Class A Invested Amount outstanding at the close of business on each day during such period divided by the actual number of days in such period.

         "Weighted Average Class B Invested Amount" shall mean, with respect to any period, the sum of the Class B Invested Amount outstanding at the close of business on each day during such period divided by the actual number of days in such period.

         "Weighted Average Invested Amount" shall mean, with respect to any period, the sum of the Series Invested Amount outstanding at the close of business on each day during such period divided by the actual number of days in such period.

                              [END OF ARTICLE II]

                                  ARTICLE III

                                    SERVICER

         Section 3.01. Servicing Compensation. The share of the Servicing Fee allocable to the Series 1999-A Noteholders with respect to any Payment Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Servicing Fee Rate and (b) (i) the Weighted Average Invested Amount for the Settlement Period preceding such Payment Date, minus (ii) the product of
(A) the sum of the amount, if any, on deposit in the Excess Funding Account as of the close of business on each day during such Settlement Period divided by the actual number of days in such Settlement Period and (B) the Floating Allocation Percentage with respect to such Settlement Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"), provided, however, that with respect to the first Payment Date, the Monthly Servicing Fee shall be equal to the product of (a) the Servicing Fee Rate, (b) the Servicing Base Amount and (c) a fraction, the numerator of which is 16 and the denominator of which is 360. The share of the Monthly Servicing Fee allocable to the Class A Noteholders with respect to any Payment Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Percentage for the Settlement Period immediately preceding such Payment Date, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Payment Date, the Class A Servicing Fee shall be equal to the product of (a) the Class A Percentage for the Settlement Period preceding such Payment Date, (b) the Servicing Fee Rate,
(c) the Servicing Base Amount and (d) a fraction, the numerator of which is 16 and the denominator of which is 360. The share of the Monthly Servicing Fee allocable to the Class B Noteholders with respect to any Payment Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Percentage for the Settlement Period preceding such Payment Date,
(b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Payment Date, the Class B Monthly Servicing Fee shall be equal to the product of (a) the Class B Percentage for the Settlement Period preceding such Payment Date, (b) the Servicing Fee Rate,
(c) the Servicing Base Amount and (d) a fraction, the numerator of which is 16 and the denominator of which is 360. The remainder of the Servicing Fee shall be paid by the Issuer or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Indenture Trustee or the Series 1999-A Noteholders be liable for the share of the Servicing Fee to be paid by the Issuer or the Noteholders of any other Series. The Monthly Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.06(a)(iv) and (xiv).

         Section 3.02. Indenture Trustee Fee. The share of the regular annual fee of the Indenture Trustee allocable to the Series 1999-A Noteholders with respect to any Payment Date (the "Indenture Trustee Fee") shall be equal to one-twelfth of such regular annual fee (as agreed upon in writing from time to time by the Issuer, the Seller and the Indenture Trustee), times the Floating Allocation Percentage with respect to such Settlement Period, provided, however, that with respect to the first Payment Date, the Indenture Trustee Fee shall be equal to (a) such regular annual fee, times (b) the Floating Allocation Percentage with respect to such Settlement Period, times (c) a fraction, the numerator of which is 16 and the denominator of which is 360. The share of the Indenture Trustee Fee allocable to the Class A Noteholders with respect to any Payment Date shall be equal to the Indenture Trustee Fee for such Payment Date times the Class A Percentage for the Settlement Period immediately preceding such Payment Date, and the share of the Indenture Trustee Fee allocable to the Class B Noteholders with respect to any Payment Date shall be equal to the Indenture Trustee Fee for such Payment Date times the Class B Percentage for the Settlement Period immediately preceding such Payment Date. The remainder of the Servicing Fee shall be paid by the Issuer or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Series 1999-A Noteholders be liable for the share of the portion of the annual fee payable to the Indenture Trustee to be paid by the Issuer or the Noteholders of any other Series. The Indenture Trustee Fee shall be payable to the Indenture Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.06(a)(iii), and otherwise no Series 1999-A Noteholder shall have any liability with respect thereto.

                              [END OF ARTICLE III]

                                  ARTICLE IV

                           RIGHTS OF NOTEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.01. Rights of Noteholders. The indebtedness represented by the Series 1999-A Notes shall include the right of the Series 1999-A Noteholders to receive, to the extent necessary to make the required payments with respect to such Series 1999-A Notes at the times and in the amounts specified in this Supplement, the sum of (a) the Floating Allocation Percentage and the Principal Allocation Percentage (as applicable from time to time) of amounts available in the Collection Account and (b) funds allocable to the Series 1999-A Notes on deposit in the Excess Funding Account (such sum, the "Series 1999-A Noteholders' Interest"). The Class B Invested Amount shall be subordinated to the Class A Notes, to the extent provided in this Article IV. The Class B Notes will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full, other than payments of the Class B Special Reduction Amount during a Partial Amortization Period as provided in this Supplement.

         Section 4.02. Collections and Allocation; Payments on Trust
Certificate.

                  (a) Collections. The Servicer will apply, or will instruct the Indenture Trustee to apply, all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1999-A Notes as described in this Article IV.

                  (b) Payments to the Issuer. On each day funds are deposited into the Collection Account, the Servicer shall withdraw from the Collection Account and pay to the Issuer the following amounts:

                           (i) an amount equal to the Issuer's Percentage for
                  the related Settlement Period of Series Allocable Finance Charge Collections to the extent such amount is deposited in the Collection Account; and

                           (ii) an amount equal to the Issuer's Percentage for
                  the related Settlement Period of Series Allocable Principal Collections deposited in the Collection Account, if the Issuer's Interest on such day is greater than the Series Required Issuer Amount (after giving effect to all Principal Receivables Transferred to the Trust on such day).

         The withdrawals to be made from the Collection Account pursuant to this Section 4.02(b) do not apply to deposits into the Collection Account that do not represent Collections, including proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 10.03 of the Indenture.

                  (c) Allocations. The Servicer will apply, or will instruct the Indenture Trustee to apply, all collections and other funds on deposit in the Collection Account that are allocated to the Investor Notes as follows:

                           (i) Daily Allocations During a Revolving Period.
                  During a Revolving Period, the Servicer shall, prior to the close of business on any Date of Processing, allocate the following amounts as set forth below:

                                  (x) Allocate to the Investor Noteholders and
                           retain in the Collection Account an amount equal to the product of (i) the Floating Allocation Percentage and (ii) the aggregate amount of Collections of Finance Charges on such Date of Processing, provided, however, that, with respect to each Settlement Period, such amount shall only be allocated until such time as the amount retained in the Collection Account equals the amount of (i) Class A Interest (based on the rate on which Class A Interest is calculated on such day), Class B Interest and Carryover Interest, if any, (ii) the Class A Increased Cost Amount, if any (based, if applicable, on the rate at which the Class A Increased Cost Amount is calculated on such day),
                           (iii) at any time that JNB or an Affiliate of JNB is not the Servicer, the Servicing Fee, due on the next Payment Date, (iv) the Investor Defaulted Amount Shortfall due on the next Payment Date and (v) the Investor Uncovered Dilution Amount due on the next Payment Date; provided further, however, that if any rate at which any amounts described in clause (i) or
                           (ii) of the preceding proviso shall change during such Settlement Period, the amount required to be allocated and retained pursuant to this subsection 4.02(c)(i)(x) shall be appropriately adjusted.

                                  (y) Allocate to the Investor Noteholders an
                           amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and
                           (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing and, after satisfaction of any requirements of Section 4.08, if any other Principal Sharing Series are outstanding and in their Accumulation Period or Amortization Period, apply such amount as Shared Principal Collections to the extent necessary, and then pay any remaining amount to the Trust; provided, however, that the amount to be paid to the Trust pursuant to this subsection 4.02(c)(i)(y) on any Date of Processing shall be paid to the Trust only if the Issuer's Interest on such Date of Processing is greater than the Series Required Issuer Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account to the extent of the difference between the Issuer's Interest and the Series Required Issuer Amount.

                           (ii) Daily Allocations During an Amortization Period
                  or Partial Amortization Period. During an Amortization Period or any Partial Amortization Period, the Servicer shall, prior to the close of business on any Date of Processing, allocate the following amounts as set forth below:

                                  (x) Allocate to the Investor Noteholders and
                           retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charges on such Date of Processing.

                                  (y) Allocate to the Investor Noteholders and
                           retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that (I) during a Partial Amortization Period so long as the Amortization Date has not occurred, after the date on which an amount of such Collections equal to the sum of the Partial Amortization Amount plus the Class B Special Reduction Amount (if any) has been deposited into the Collection Account and allocated to the Investor Noteholders and any requirements of Section 4.08 are satisfied, and (II) from and after the Amortization Date, after the date on which an amount of such Collections equal to the Series Invested Amount has been deposited into the Collection Account and allocated to the Investor Noteholders and any requirements of Section 4.08 are satisfied, the amount determined in accordance with this subsection 4.02(c)(ii)(y) shall be first, if any other Principal Sharing Series is outstanding and in its Accumulation Period or Amortization Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Payment Date, and, second, shall be paid to the Trust only if the Issuer's Interest on such Date of Processing is greater than the Series Required Issuer Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Excess Funding Account to the extent of the difference between the Issuer's Interest and the Series Required Issuer Amount.

                  (d) Notwithstanding anything to the contrary in this Section 4.02, if on any date the aggregate amount of Principal Receivables is less than the Required Minimum Principal Balance, all Collections of Principal Receivables on such date shall, unless such Collections are to be retained in the Collection Account, be deposited in the Excess Funding Account in a sufficient amount such that, after giving effect to such deposits, the aggregate amount of Principal Receivables plus the amount so deposited equals or exceeds the Required Minimum Principal Balance on such date.

         The allocations to be made pursuant to this Section 4.02 also apply to deposits into the Collection Account that are treated as Collections, including adjustment payments made in accordance with Section 2.06 of the Purchase and Servicing Agreement, payment of the reassignment price pursuant to Section 2.05 or subsection 6.10(c) of the Purchase and Servicing Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to

Sections 9.02 of the Indenture. Such deposits to be treated as Collections will be allocated as Finance Charges or Principal Receivables as provided in the Purchase and Servicing Agreement.

         Section 4.03. Determination of Monthly Interest for the Series 1999-A Notes.

                  (a) The amount of monthly interest allocable to the Class A Notes with respect to any Interest Accrual Period shall be the Class A Monthly Interest.

                  (b) On the Determination Date preceding each Payment Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period applicable to the Payment Date over (y) the amount available to be paid to the Class A Noteholders in respect of interest on such Payment Date. If there is a Class A Interest Shortfall with respect to any Payment Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Notes on each Payment Date following such Payment Date, to and including the Payment Date on which such Class A Interest Shortfall is paid to Class A Noteholders, at the applicable rate or rates specified in the Class A Purchase Agreement. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Noteholders only to the extent permitted by applicable law.

         Section 4.04. Determination of Principal Amounts.

                  (a) No later than 1:00 p.m. (New York City time) on the Legal Final Maturity Date, the Issuer shall deposit funds into the Collection Account in the amounts required to pay to the Series 1999-A Noteholders the Series Invested Amount in accordance with Section 5.01.

                  (b) The amount of principal (the "Class A Principal") to be deposited into the Collection Account with respect to the Class A Notes on each Payment Date with respect to an Amortization Period shall be equal to an amount calculated by the Servicer as follows: the sum of (i) an amount equal to the product of the Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables with respect to the preceding Settlement Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A Notes pursuant to subsection 4.06(d) with respect to the preceding Settlement Period, (iii) the amount, if any, allocated to the Class A Notes pursuant to subsections 4.06(a)(v), (vi) and (vii), and (iv) the amount of Shared Principal Collections allocated to the Class A Notes with respect to the preceding Settlement Period pursuant to Section
         4.05 of the Indenture; provided, however, that (i) with respect to any Payment Date, Class A Principal shall not exceed the Class A Invested Amount and (ii) with respect to the Legal Final Maturity Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

                  (c) The amount of principal (the "Class B Principal") to be deposited into the Collection Account with respect to the Class B Notes on each Payment Date with respect to an Amortization Period shall equal an amount calculated by the Servicer as follows: the sum of (i) an amount equal to the product of the Class B

         Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables with respect to the preceding Settlement Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Notes pursuant to subsection 4.06(d) with respect to the preceding Settlement Period, (iii) the amount, if any, allocated to the Class B Notes pursuant to subsections 4.06(a)(xi), (xii) and (xiii) with respect to such Payment Date, and
         (iv) the amount of Shared Principal Collections allocated to the Class B Notes with respect to the preceding Settlement Period pursuant to
         Section 4.05 of the Indenture on and after the date on which the Class A Invested Amount is paid in full; provided, however, that (i) prior to the date on which the Class A Invested Amount is paid in full, the Class B Principal shall equal zero, (ii) with respect to any Payment Date, Class B Principal shall not exceed the Class B Invested Amount and (iii) with respect to the Legal Final Maturity Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

                  (d) The amount of principal (the "Class A Partial Amortization Principal") to be deposited into the Collection Account with respect to the Class A Notes on each Payment Date with respect to a Partial Amortization Period shall be equal to the lesser of (i) the Partial Amortization Amount for such Partial Amortization Period, and
         (ii) an amount calculated by the Servicer as follows: the sum of (A) an amount equal to the product of the Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables with respect to the preceding Settlement Period, (B) any amount on deposit in the Excess Funding Account allocated to the Class A Notes pursuant to subsection 4.06(d) with respect to the preceding Settlement Period,
         (C) the amount, if any, allocated to the Class A Notes pursuant to subsections 4.06(a)(v), (vi) and (vii), and (D) the amount of Shared Principal Collections allocated to the Class A Notes with respect to the preceding Settlement Period pursuant to Section 4.05 of the Indenture, over (B) the Class B Special Reduction Amount (if any); provided, however, that with respect to any Payment Date, the Class A Partial Amortization Principal shall not exceed the Class A Invested Amount.

                  (e) The amount of principal (the "Class B Partial Amortization Principal") to be deposited into the Collection Account with respect to the Class B Notes on each Payment Date with respect to a Partial Amortization Period shall be equal to the lesser of (i) the Class B Special Reduction Amount, if any, for such Partial Amortization Period, and (ii) an amount calculated as follows: the sum of (A) an amount equal to the product of the Class B Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables with respect to the preceding Settlement Period,
         (B) any amount on deposit in the Excess Funding Account allocated to the Class B Notes pursuant to subsection 4.06(d) with respect to the preceding Settlement Period, (C) the amount, if any, allocated to the Class B Notes pursuant to subsections 4.06(a)(xi), (xii) and (xiii), and (D) the amount of Shared Principal Collections allocated to the Class B Notes with respect to the preceding Settlement Period pursuant to Section 4.05 of the Indenture; provided, however, that with respect to any Payment Date, the Class B Partial Amortization Principal shall not exceed the Class B Invested Amount.

         Section 4.05. Shared Principal Collections. Shared Principal Collections allocated to the Series 1999-A Notes and to be applied pursuant to subsections 4.04(b), (c) and (d) shall mean an amount equal to the product of
(x) Shared Principal Collections for all Series for such date and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1999-A Notes for such date (determined after giving effect to reduction of the Invested Amount otherwise occurring on such date) and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such date. For any Payment Date with respect to any Revolving Period, Shared Principal Collections allocated to the Series 1999-A Notes shall be zero.

         Section 4.06. Application of Funds on Deposit in the Collection Account for the Notes.

                  (a) On each Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw, and the Indenture Trustee, acting in accordance with such instructions, shall withdraw, to the extent of the Floating Allocation Percentage of Collections of Finance Charges available in the Collection Account with respect to the preceding Settlement Period (the "Available Series 1999-A Finance Charge Collections"), in the following priority:

                           (i) Class A Interest. An amount equal to the lesser
                  of (x) the Available Series 1999-A Finance Charge Collections and (y) the sum of Class A Interest and Carryover Class A Interest shall be paid to the Class A Noteholders in accordance with Section 5.01.

                           (ii) Senior Class A Increased Costs. To the extent
                  of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.06(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the Class A Increased Costs shall be paid to the applicable Agents for the account of the parties under the Class A Purchase Agreement to which such Class A Increased Costs are payable; provided, the amount determined pursuant to this subsection 4.06(a)(ii) shall not exceed one-twelfth of the product of (x) 0.50% and (y) the Weighted Average Class A Invested Amount for such Settlement Period.

                           (iii) Indenture Trustee Fee. To the extent of any
                  Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the excess of (i) the Indenture Trustee Fee, if any, for such Settlement Period plus any unpaid portion of the Indenture Trustee Fee from prior Settlement Periods over (ii) any amounts with respect thereto previously distributed to the Indenture Trustee during such Settlement Period shall be paid to the Indenture Trustee; provided that the aggregate amount determined pursuant to this subsection 4.06(a)(iii) for any calendar year shall not exceed $20,000.

                           (iv) Servicing Fee. On each Payment Date on which
                  JNB or an Affiliate of JNB is not the Servicer, to the extent of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) and (iii), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the excess of (i) the Monthly Servicing Fee for such Settlement Period plus any unpaid Monthly Servicing Fees from prior Settlement Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Settlement Period shall be paid to the Servicer.

                           (v) Class A Investor Defaulted Amount Shortfalls. To
                  the extent of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the aggregate Class A Investor Defaulted Amount Shortfall for such Settlement Period, shall be treated as Shared Principal Collections and applied in accordance with Section 4.05 of the Indenture and Section 4.05 of this Supplement.

                           (vi) Class A Adjustment Payment Shortfalls. To the
                  extent of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through (v), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the Class A Adjustment Payment Shortfall for such Settlement Period, shall be treated as Shared Principal Collections and applied in accordance with Section 4.05 of the Indenture and Section
                  4.05 of this Supplement.

                           (vii) Reimbursement of Class A Investor Charge-Offs.
                  To the extent of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through (vi), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the unreimbursed Class A Investor Charge-Offs, if any, will be applied to reimburse Class A Investor Charge-Offs and shall be treated as Shared Principal Collections and applied in accordance with Section 4.05 of the Indenture and Section
                  4.05 of this Supplement.

                           (viii) Reserve Account. To the extent of any
                  Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) and (vii), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the excess, if any, of (i) the Reserve Account Required Balance over (ii) the amount on deposit in the Reserve Account.

                           (ix) Remaining Class A Increased Costs. To the
                  extent of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.06(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) any Class A Increased Costs remaining unpaid shall be paid to the applicable Agents for the account of the parties under the Class A Purchase Agreement to which such Class A Increased Costs are payable.

                           (x) Unpaid Class B Interest. To the extent of any
                  Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Notes at the Class B Interest Rate but which has not been paid to the Class B Noteholders and (2) any Class B Additional Interest shall be paid to the Class B Noteholders in accordance with Section 5.01.

                           (xi) Class B Investor Defaulted Amount Shortfalls.
                  To the extent of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through (x), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the Class B Investor Defaulted Amount Shortfall for such Settlement Period, shall be treated as Shared Principal Collections and applied in accordance with Section 4.05 of the Indenture and
                  Section 4.05 of this Supplement.

                           (xii) Class B Adjustment Payment Shortfalls. To the
                  extent of any Available Series 1999-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through (xi), an amount equal to the lesser of (x) any such remaining Available Series 1999-1 Finance Charge Collections and (y) the Class B Adjustment Payment Shortfall for such Settlement Period, shall be treated as Shared Principal Collections and applied in accordance with Section 4.05 of the Indenture and Section
                  4.05 of this Supplement.

                           (xiii) Reimbursement of Class B Investor
                  Charge-Offs. To the extent of any Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through
                  (xii), an amount equal to the lesser of (x) any such remaining Available Series 1999-A Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Payment Dates pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, shall be treated as Shared

                  Principal Collections and applied in accordance with Section
                  4.05 of the Indenture and Section 4.05 of this Supplement.

                           (xiv) Servicing Fee. On each Payment Date on which
                  JNB or an Affiliate of JNB is the Servicer, to the extent of Available Series 1999-A Finance Charge Collections for such Payment Date (after giving effect to the withdrawals pursuant to subsections 4.06(a)(i) through (xiii)), the Servicing Fee accrued since the preceding Payment Date plus any Servicing Fee due with respect to any prior Payment Date but not distributed to the Servicer shall be paid to the Servicer.

                           (xv) Excess Finance Charge Collections. Any
                  Available Series 1999-A Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.06(a)(i) through (xiv), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Indenture Trustee in writing on each Payment Date to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Noteholders of other Series to the extent of shortfalls, if any, in amounts payable to such Noteholders from Collections of Finance Charges allocated to such other Series, and then pay any remaining Excess Finance Charge Collections to the Issuer.

                  (b) For each Payment Date with respect to a Revolving Period, the product of (i) the Floating Allocation Percentage and (ii) Collections of Principal Receivables with respect to such Payment Date (subtracting from such product the amount of Reallocated Class B Principal Collections on such Payment Date) will be treated as Shared Principal Collections and applied, for such Payment Date, as provided in Section 4.05 of the Indenture.

                  (c) For each Payment Date during an Amortization Period, the Indenture Trustee, acting pursuant to the Servicer's instructions, will distribute the amount of funds on deposit in the Collection Account available for payment of principal to Series 1999-A Noteholders in accordance with Section 4.04 in the following priority:

                           (i) to the Class A Noteholders, an amount equal to
                  Class A Principal, subject to the proviso in subsection
                  4.04(b);

                           (ii) to the Class B Noteholders, on and after the
                  Class A Invested Amount has been reduced to zero, an amount equal to Class B Principal, subject to the proviso in subsection 4.04(c);

                           (iii) an amount equal to the excess, if any, of (A)
                  the sum of the amounts described in subsections 4.04(b)(i) and (iii) and 4.04(c)(i) and (iii) over (B) the sum of Class A Principal and Class B Principal shall be treated as Shared Principal Collections and applied as provided in Section 4.05 of the Indenture.

                  (d) On the first Payment Date of an Amortization Period, funds on deposit in the Excess Funding Account allocable to Series 1999-A will be deposited in the Collection Account. Such amounts will be allocated in the following order of priority:

                           (i) to the Class A Noteholders an amount equal to
                  Class A Principal, subject to the proviso in subsection 4.04(b); and

                           (ii) to the Class B Noteholders, on and after the
                  Class A Invested Amount has been reduced to zero, an amount equal to Class B Principal, subject to the proviso in subsection 4.04(c).

                  (e) On each Payment Date during a Partial Amortization Period, the Indenture Trustee, acting pursuant to the Servicer's instructions, will distribute the amount of funds on deposit in the Collection Account available for the payment of principal to the Series 1999-A Noteholders in accordance with Section 4.04 in the following priority:

                           (i) to the Class A Noteholders, an amount equal to
                  Class A Partial Amortization Principal, subject to the proviso in subsection 4.04(b); and

                           (ii) to the Class B Noteholders, an amount equal to
                  Class B Partial Amortization Principal, subject to the proviso in subsection 4.04(c); and

                           (iii) an amount equal to the excess, if any, of (A)
                  the sum of (x) the Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables with respect to the preceding Settlement Period, plus (y) the amount, if any, allocated to the Series 1999-A Notes pursuant to subsections 4.06(a)(v), (vi), (vii), (viii), (xi), (xii), and (xiii), over (B) the sum of Class A Partial Amortization Principal and Class B Partial Amortization Principal shall be treated as Shared Principal Collections and applied as provided in Section 4.05 of the Indenture.

         Section 4.07. Coverage of Required Amount for the Series 1999-A Notes. To the extent that on any Payment Date payments are being made pursuant to any of subsections 4.06(a)(i) through (xiv), respectively, and the full amount to be paid pursuant to any such subsection on such Payment Date is not paid in full on such Payment Date, the Servicer shall apply all or a portion of the Excess Finance Charge Collections from other Series with respect to such Payment Date allocable to the Series 1999-A Notes in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1999-A Finance Charge Collections on such Payment Date (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 1999-A Notes for any Payment Date shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Payment Date and
(y) a fraction, the numerator of which is the Required Amount for such Payment Date and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Collections of Finance Charges for all Series for such Payment Date.

         Section 4.08. Reallocated Principal Collections for the Series 1999-A Notes On each Payment Date, the Servicer will apply or cause the Indenture Trustee to apply an amount equal to the lesser of (i) the Class B Invested Amount, (ii) the product of (x)(I) during a Revolving Period, the Class B Floating Allocation Percentage or (II) during an Amortization Period or Partial Amortization Period, the Class B Principal Allocation Percentage and (y) the amount of Collections of Principal Receivables with respect to such Payment Date and (iii) an amount equal to the Class A Required Amount for such Payment Date (such amount called "Reallocated Class B Principal Collections") in the same priority as amounts are applied to such components from Available Series 1999-A Finance Charge Collections pursuant to subsection 4.06(a).

         Section 4.09. Investor Charge-Offs.

                  (a) If, on any Determination Date, the aggregate Investor Defaulted Amount Shortfall plus the aggregate Investor Adjustment Payment Shortfall for the related Settlement Period exceeded the Available Series 1999-A Finance Charge Collections applied to the payment thereof pursuant to subsections 4.06(a)(v), (vi), (xi), and
         (xii) and the amount of Excess Finance Charge Collections allocated thereto pursuant to Section 4.07, and the amount of Reallocated Principal Collections applied with respect thereto pursuant to Section 4.08(a), the Class B Invested Amount will be reduced by the amount by which the remaining aggregate Investor Defaulted Amount Shortfall plus the aggregate Investor Adjustment Payment Shortfall for the related Settlement Period exceed the amount applied with respect thereto during such preceding Settlement Period (a "Class B Investor Charge-Off").

                  (b) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and, the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Defaulted Amount Shortfall plus the aggregate Investor Adjustment Payment Shortfall for the related Settlement Period (a "Class A Investor Charge-Off").

         Section 4.10. Discount Option Percentage. The Issuer may increase, reduce or withdraw the Discount Percentage applicable to Receivables arising after the date of such change, at any time and from time to time. Any such increase, reduction or withdrawal shall become effective on the date designated therein only if:

                  (a) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate of the Issuer stating that the Issuer reasonably believes that such increase, reduction or withdrawal will not, based on the facts at the time of such certification, cause an Early Amortization Event or any event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event with respect to any Series;

                  (b) if such designation would cause the Discount Percentage to be less than 6% or more than 8%, the Rating Agency Condition shall have been satisfied; and

                  (c) with respect to any reduction of the Discount Option Percentage, the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate stating that the Issuer reasonably believes that such reduction of the Discount Option Percentage will not, based on the facts known to such officer at the time of such certification, cause the Servicing Fee to exceed Available Series 1999-A Finance Charge Collections allocable to the Servicing Fee.

         Section 4.11. Establishment of Reserve Account . Within five Business Days following the occurrence of a Reserve Account Funding Event, the Issuer, for the benefit of the Series 1999-A Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Trust, a Qualified Account (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Series 1999-A Noteholders (the "Reserve Account"). The Reserve Account shall consist of two segregated subaccounts: (a) the "Reserve Account Securities Subaccount" to which financial assets credited to the Reserve Account shall be credited, and as to which financial assets the Securities Intermediary undertakes to treat the Indenture Trustee as entitled to exercise the rights that comprise such financial assets; and (b) the "Reserve Account Cash Subaccount" to which money or instruments deposited in the Reserve Account shall be credited. The Indenture Trustee shall possess all right, title and interest in all monies, instruments, securities, documents, certificates of deposit and other property credited from time to time to the Reserve Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Series 1999-A Noteholders to the extent of any amounts owing with respect to the Series 1999-A Notes.

         The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 1999-A Noteholders to the extent of any amounts owing with respect to the Series 1999-A Notes. Except as expressly provided in this Supplement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Reserve Account for any amount owed to it by the Indenture Trustee, the Trust, or any Series 1999-A Noteholder. If, at any time, the Reserve Account ceases to be a Qualified Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) of its obtaining actual knowledge that the Reserve Account is no longer a Qualified Account establish a new Reserve Account meeting the conditions specified above, transfer any monies, documents, instruments, securities, security entitlements, certificates of deposit and other property to such new Reserve Account and from the date such new Reserve Account is established, it shall be the "Reserve Account."

         Funds on deposit in the Reserve Account shall at the written direction of the Servicer be invested by the Indenture Trustee or its nominee (including the Securities Intermediary) in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Series 1999-A Noteholders. The Indenture Trustee shall cause each Eligible Investment to be delivered to it or its nominee to the extent of any amounts owing with respect to the Series 1999-A Notes (including the Securities

Intermediary) and will be credited to the Reserve Account Securities Subaccount maintained by the Indenture Trustee with the Securities Intermediary. Funds in the Reserve Account shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on each monthly Transfer Date following such Settlement Period in amounts sufficient, to the extent of such funds, to make the required distributions on the following Payment Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer in writing, funds deposited in the Reserve Account on a Transfer Date with respect to the immediately succeeding Payment Date shall not be required to be invested overnight. The Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 4.11 nor for the selection of Eligible Investments in accordance with the provisions of this Supplement except to the extent of any gross negligence or willful misconduct of the Indenture Trustee.

         On each Determination Date, the Servicer shall direct the Indenture Trustee to withdraw from the Reserve Account and apply and, in accordance with such directions, the Indenture Trustee on the related Payment Date shall withdraw from the Reserve Account and apply, an amount equal to the lesser of
(a) amounts then on deposit in the Reserve Account and (b) the amount determined by the Servicer equal to the excess, if any, of (x) the sum of (i) Class A Interest for the related Settlement Period, (ii) any Carryover Class A Interest, (iii) Senior Class A Increased Costs for the related Settlement Period and any Senior Class A Increased Costs previously due but not paid to the Class A Noteholders or the Agents on a prior Payment Date, (iv) the Indenture Trustee Fee for the related Settlement Period, (v) if JNB or an Affiliate of JNB is no longer the Servicer, the Class A Servicing Fee for the related Settlement Period, (vi) the Class A Investor Defaulted Amount and (vii) the Class A Adjustment Payment Shortfall, over (y) the Available Series 1999-A Finance Charge Collections plus any Excess Finance Charge Collections from other Series allocable to Series 1999-A (less, in each case, amounts allocated as Shared Principal Collections pursuant to subsection 4.06(a)(v) or 4.06(a)(vi)), in the same priority as amounts are applied to such components from Available Series 1999-A Finance Charge Collections pursuant to subsection 4.06(a). In addition, on each Determination Date with respect to a Payment Date prior to the Early Amortization Commencement Date, the Servicer shall direct the Indenture Trustee to withdraw from the Reserve Account and apply and, in accordance with such directions, the Indenture Trustee on the related Payment Date shall withdraw from the Reserve Account and apply, an amount equal to the excess, if any, of (i) the amount remaining on deposit in the Reserve Account after giving effect to withdrawals therefrom pursuant to the preceding sentence on such Payment Date, over (ii) the Reserve Account Required Balance.

                              [END OF ARTICLE IV]

                                   ARTICLE V

              DISTRIBUTIONS AND REPORTS TO SERIES 1999-A INVESTOR
                                  NOTEHOLDERS

         Section 5.01. Distributions.

                  (a) On each Payment Date, the Indenture Trustee, at the direction of the Servicer, shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's share, as determined pursuant to the Class A Purchase Agreement, of the amounts that are allocated and available on such Payment Date to pay interest on the Class A Notes pursuant to this Supplement.

                  (b) On each Payment Date, the Indenture Trustee shall, at the direction of the Servicer, distribute to each Class A Noteholder of record on the related Record Date or to each Agent, such Class A Noteholder's or such Agent's share, as determined pursuant to the Class A Purchase Agreement, of the amounts that are allocated and available on such Payment Date to pay Class A Increased Costs pursuant to this Supplement.

                  (c) On each Payment Date during a Partial Amortization Period until the Payment Date on which the aggregate amount paid pursuant to this subsection 5.01(c) with respect to such Partial Amortization Period shall have equaled the Partial Amortization Amount for such Partial Amortization Period, the Indenture Trustee shall, at the direction of the Servicer, distribute the amounts on deposit in the Collection Account or otherwise held by the Indenture Trustee that are allocated and available on such date to pay principal of the Class A Notes pursuant to this Supplement up to a maximum amount on any such date equal to the unpaid portion of such Partial Amortization Amount on such date, to the Class A Noteholders of record on the related Record Date which are entitled to receive such payments in accordance with the Class A Purchase Agreement; provided that, if there has been an optional redemption of the Series 1999-A Noteholders' Interest pursuant to Section 7.01, the provisions of this subsection 5.01(c) shall not apply to such Payment Date.

                  (d) On each Payment Date following the Amortization Date or in respect of which there has been an optional redemption of the Series 1999-1 Noteholders' Interest pursuant to Section 7.01, the Indenture Trustee, at the direction of the Servicer, shall distribute to each Class A Noteholder of record on the related Record Date the amounts on deposit in the Collection Account and Excess Funding Account or otherwise held by the Indenture Trustee that are allocated and available on such date to pay principal of the Class A Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional redemption of the Series 1999-A Noteholders' Interest pursuant to Section 7.01, in which event the foregoing limitation will not apply).

                  (e) On each Payment Date, the Indenture Trustee shall, at the direction of the Servicer, distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class B Notes pursuant to this Supplement.

                  (f) On each Payment Date during a Partial Amortization Period as to which there is a Class B Special Reduction Amount until the Payment Date on which the aggregate amount paid pursuant to this subsection 5.01(f) with respect to such Partial Amortization Period equals the Class B Special Reduction Amount, the Indenture Trustee, at the direction of the Servicer, shall distribute to the Class B Noteholder of record on the related Record Date the amounts on deposit in the Collection Account or otherwise held by the Indenture Trustee that are allocated and available on such date to pay principal of the Class B Notes pursuant to this Supplement up to a maximum amount on any such date equal to the unpaid portion of such Class B Special Reduction Amount on such date; provided that, if there has been an optional redemption of the Series 1999-A Noteholders' Interest pursuant to Section 7.01, the provisions of this subsection 5.01(f) shall not apply to such Payment Date.

                  (g) On each Payment Date (i) which follows the Amortization Date or in respect of which there has been an optional redemption of the Series 1999-A Noteholders' Interest pursuant to Section 7.01 and
         (ii) prior to which the Class A Invested Amount was paid in full, the Indenture Trustee shall, at the direction of the Servicer, distribute to each Class B Noteholder of record on the related Record Date the amounts on deposit in the Collection Account and Excess Funding Account or otherwise held by the Indenture Trustee that are allocated and available on such date to pay principal of the Class B Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional redemption of the Series 1999-A Noteholders' Interest pursuant to Section 7.01, in which event the foregoing limitation will not apply).

                  (h) The distributions to be made pursuant to this Section
         5.01 are subject to the provisions of Section 10.03 of the Indenture and Section 8.01.

                  (i) The Servicer shall direct that distributions to Class A Noteholders or the Agents hereunder shall be made as provided in the Class A Purchase Agreement. Distributions to Class B Noteholders hereunder shall be made by check mailed to each Class B Noteholder at such Class B Noteholder's address appearing in the Note Register without presentation or surrender of any Class B Note or the making of any notation thereon or as otherwise agreed between the Indenture Trustee and such Class B Noteholder.

         Section 5.02. Reports and Statements to Series 1999-A Noteholders.

                  (a) On each Payment Date, the Indenture Trustee shall forward to each Class A Noteholder and each Class B Noteholder, a statement substantially in the form of Exhibit B prepared by the Servicer.

                  (b) Not later than each Determination Date, the Servicer shall deliver to the Indenture Trustee and each Rating Agency (i) statements substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit C.

                  (c) On or before January 31 of each calendar year, beginning with calendar year 2000, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-A Noteholder, a statement prepared by the Servicer containing such information as is required to be provided by an issuer of indebtedness under the Code with respect to such calendar year; provided, however, that such information need not be provided with respect to the Class B Notes prior to any transfer thereof pursuant to Section 7.03(b). Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.

                               [END OF ARTICLE V]

                                 ARTICLE VI

                          EARLY AMORTIZATION EVENTS


         Section 6.01. Series 1999-A Early Amortization Events. If any one of the following events shall occur with respect to the Series 1999-A Notes:

                  (a) failure on the part of the Issuer (i) to make any payment or deposit required to be made by the Issuer by the terms of the Indenture or this Supplement, on or before the date occurring two Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Issuer's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Purchased Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth in the Indenture or this Supplement, which failure has a material adverse effect on the Series 1999-A Noteholders or the Class A Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by Series 1999-A Noteholders evidencing undivided interests aggregating more than 40% of the Series Invested Amount;

                  (b) any representation or warranty made by the Issuer in the Purchase and Servicing Agreement, Indenture or this Supplement (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by Series 1999-A Noteholders evidencing undivided interests aggregating more than 40% of the Series Invested Amount and (ii) as a result of which the interests of the Series 1999-A Noteholders or the Class A Noteholders are materially and adversely affected; provided, however, that a Series 1999-A Early Amortization Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Issuer has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Purchase and Servicing Agreement or a purchase price adjustment has been made pursuant to Section 2.05 of the Purchase and Servicing Agreement during such period;

                  (c) failure on the part of the Servicer to make any payment or deposit or to give any instruction relating to payments required to be made by the Servicer by the terms of the Indenture, this Supplement or the Purchase and Servicing Agreement, on or before the date occurring two Business Days after the date such payment or deposit is required to be made or such instruction is required to be given herein or therein,

                  (d)(i) failure on the part of the Issuer, the Servicer or the Seller duly to observe or perform in any material respect any of the covenants set forth in subsections (k), (l), (m), (o) or (s) of Section 5.1 of the Class A Purchase Agreement or subsection 5.02(a) of the Purchase and Servicing Agreement, or (iii) failure on the part of the Issuer, the Servicer or the Seller duly to observe or perform in any material respect any other covenants or agreements of the Issuer, the Servicer or the Seller set forth in the Class A Purchase Agreement or the Purchase and Servicing Agreement, which failure has a material adverse effect on the Series 1999-A Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Seller and the Servicer by Class A Noteholders holding undivided interests aggregating more than 40% of the Class A Invested Amount;

                  (e) any representation or warranty made by the Issuer, the Servicer or the Seller in the Class A Purchase Agreement (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by Class A Noteholders holding undivided interests aggregating more than 40% of the Class A Invested Amount, and (ii) as a result of which the interests of the Class A Noteholders are materially and adversely affected;

                  (f) the average of the Portfolio Yields for any three consecutive Settlement Periods is reduced to a rate which is less than the average of the Base Rates for such three consecutive Settlement Periods;

                  (g) any Servicer Default shall occur which would have a material adverse effect on the Series 1999-A Noteholders or the Class A Noteholders;

                  (h) the failure or inability of Z Del to transfer Receivables to the Trust in accordance with the Purchase and Servicing Agreement;

                  (i) the Issuer Amount shall be less than the Required Issuer Amount for a period of more than two consecutive Business Days; or

                  (j) the occurrence and continuation of any event of default or other circumstance (and the expiration of any applicable grace period with respect thereto), the result of which will permit the acceleration of any outstanding indebtedness of Zale Corporation or its consolidated subsidiaries in an amount greater than $10,000,000;

then, the Indenture Trustee shall, within five Business Days of obtaining knowledge of such event, provide to the Series 1999-A Noteholders written notification of such Early Amortization Event and in the case of any event described in subparagraph (a), (b), (c), (d) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Series 1999-A Noteholders evidencing undivided interests aggregating more than 50% of the Series Invested Amount by notice then given in writing to the Indenture Trustee, the Issuer and the Servicer may declare that an early amortization event (a "Series 1999-A Early Amortization Event") has occurred with respect to Series 1999-A as of the date of such notice, and in the case of any event described in subparagraphs
(f) or (h), a Series 1999-A Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 1999-A Noteholders immediately upon the occurrence of such event.

                              [END OF ARTICLE VI]

                                  ARTICLE VII

                   OPTIONAL REDEMPTION; PARTIAL AMORTIZATION;
                          PRINCIPAL BALANCE INCREASES

         Section 7.01. Optional Redemption. The Series 1999-A Notes shall be subject to redemption in full by the Issuer at its option on any Payment Date on or after July 13, 2000, upon notice delivered to the Indenture Trustee, the Servicer and the Agents not later than 5:00 p.m. (New York City time) on the second Business Day prior to the redemption date. The deposit required in connection with any such redemption and final distribution shall be equal to
(i) the sum of the Class A Invested Amount and the Class B Invested Amount, plus (ii) accrued and unpaid interest and (without duplication) Carryover Interest on the Series 1999-A Notes through the day prior to the Payment Date on which the final distribution occurs, plus (iii) all unpaid Class A Increased Costs.

         Section 7.02. Partial Amortization. A Partial Amortization Period shall commence (i) subject to the terms and conditions of the Class A Purchase Agreement, on any date specified by the Seller prior to the Amortization Date at its election by notice given to each of the Indenture Trustee, the Issuer, the Servicer, the Administrative Agent and each Agent not more than 30 days, and not later than 5:00 p.m. (New York City time) on the second Business Day, prior to such date, (ii) on the date on which any Partial Expiration Event shall occur and (iii) on any date specified by the Seller prior to the Amortization Date at its election by not less than five Business Days' prior notice given to each of the Indenture Trustee, the Issuer, the Servicer, the Administrative Agent and each Agent if, on or prior to such date the Class B Special Reduction Date (if any) has occurred and the Class B Special Reduction Amount exceeds zero; provided that the Seller may designate only one Partial Amortization Period pursuant to this clause (iii). The Seller shall give notice to each of the Indenture Trustee, the Servicer, the Administrative Agent and each Agent on or before each date on which any Partial Expiration Event shall occur (such notice and any notice given pursuant to clause (i) or clause (iii) of the preceding sentence, a "Partial Amortization Notice"). Each Partial Amortization Notice shall specify (A) the date on which the related Partial Amortization Period commenced or will commence, (B) the Partial Amortization Amount for such Partial Amortization Period, (C) the Class B Special Reduction Amount, if any, and (D) whether a Partial Expiration Event shall have occurred upon the commencement of such Partial Amortization Period. The "Partial Amortization Amount" for a Partial Amortization Period shall be equal to the amount by which the Class A Invested Amount is to be reduced in respect of such Partial Amortization Period, as specified by the Issuer in the related Partial Amortization Notice, which shall equal at least $5,000,000 and be an integral multiple of $1,000,000; provided that if a Partial Expiration Event shall have occurred, the Partial Amortization Amount shall at least equal the Class A Mandatory Partial Amortization Amount specified in or pursuant to the Class A Note Purchase Agreement in respect of such Partial Expiration Event. The Issuer shall have the right from time to time to increase or decrease the Partial Amortization Amount with respect to a Partial Amortization Period by giving at least two Business Day's prior notice to the Indenture Trustee, the Servicer and each Agent; provided that the Partial Amortization Amount shall not be reduced below the applicable Class A Mandatory Partial Amortization Amount, if any.

         Section 7.03. Designation of Class B Note Terms; Sale of Class B Notes. The Issuer may at any time, subject to the provisions of the Class A Purchase Agreement, (i) sell or transfer all or a portion of the Class B Notes and (ii) in connection with any such sale or transfer, enter into a supplemental agreement with the Indenture Trustee pursuant to which the Issuer may amend the Class B Interest Rate, set forth the amount of monthly interest due Class B Noteholders (the "Class B Interest"), provide for the payment of additional amounts to the Class B Noteholders (the "Class B Additional Interest") with respect to any shortfall in such Class B Interest (the "Class B Interest Shortfall") and provide for such other provisions with respect to the Class B Notes as may be specified in each such supplemental agreement, provided that in each such case (A) the Issuer shall have given notice to the Indenture Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class B Notes and each such supplemental agreement at least five Business Days prior to the consummation of each such sale or transfer and the execution of such proposed supplemental agreement; (B) the Rating Agency Condition shall have been satisfied; (C) no Early Amortization Event shall have occurred prior to the consummation of such proposed sale or transfer of Class B Notes or the execution of either such supplemental agreement; (D) the Issuer shall have delivered an Officer's Certificate, dated the date of the consummation of either such sale or transfer and the effectiveness of either such supplemental agreement, to the effect that, in the reasonable belief of the Issuer, such action will not, based on the facts at the time of such certification, cause an Early Amortization Event to occur with respect to any Series, (E) the Issuer will have delivered a Tax Opinion, dated the date of such certificate with respect to such action; provided, further, as a condition to the sale or transfer of all or a portion of the Class B Notes the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Notes are paid in full and (F) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel to the effect that all conditions precedent to the execution of such supplemental agreement have been complied with.

         Section 7.04. Note Principal Balance Increases.

                  (a) Subject to the terms and conditions of the Indenture, this Supplement and the Class A Purchase Agreement, the Seller may from time to time request an increase on any Payment Date during the Revolving Period in the outstanding principal balance of the Class A Notes to an amount not exceeding the Class A Purchase Limit then in effect, (any such increase being referred to herein as a "Class A Note Principal Balance Increase").

                  (b) A request for a Class A Note Principal Balance Increase shall be made by notice (an "Increase Notice") from the Seller to each Agent, with a copy thereof concurrently delivered to the Servicer and the Indenture Trustee, no later than 5:00 p.m. (New York City time) on the fourth Business Day prior to the Payment Date on which such increase is to occur (an "Increase Date"), which notice shall be irrevocable unless waived in accordance with the Class A Purchase Agreement. Any Increase Notice shall be substantially in the form of Exhibit D, and shall specify (i) the aggregate amount of the requested Class A Note Principal Balance Increase, which shall equal $5,000,000 or an integral multiple of $1,000,000 in excess of such amount, (ii) the Purchaser Group or Purchaser Groups (as defined in the Class A Purchase Agreement) which are requested to purchase such requested Class A Note Principal Balance Increase, and the portion thereof requested from each such Purchaser Group, as determined by the Issuer; provided that the portion of such Class A Note Principal Balance Increase requested from any Purchaser Group shall equal $5,000,000 or an integral multiple of $1,000,000 in excess of such amount, (iii) the date on which such Class A Note Principal Balance Increase is to occur (an "Increase Date"), which shall be the next following Payment Date, and (iv) the payment instructions for remittance of the proceeds of such requested Class A Note Principal Balance Increase, in each case subject to the provisions of the Class A Purchase Agreement.

                  (c) On the Increase Date for such Class A Note Principal Balance Increase, after satisfaction of all conditions to such Class A Note Principal Balance Increase herein and in the Class A Purchase Agreement, the Class A Noteholders shall remit the amount of such Class A Note Principal Balance Increase, to the extent it has otherwise agreed or committed to fund such Class A Note Principal Balance Increase, no later than 4:00 p.m. (New York City time) in immediately available funds in accordance with the payment instructions specified in the request with respect to such Class A Note Principal Balance Increase, and upon such remittance the aggregate outstanding principal balance of the Class A Notes shall be increased by the amount of such remittance in respect of the Class A Note Principal Balance Increase. Nothing in this Supplement or any Series 1999-A Note shall be construed as constituting a commitment on the part of the Series 1999-A Noteholders to fund any Note Principal Balance Increase, except as otherwise set forth in, and subject to the terms and conditions of, the Class A Purchase Agreement.

                  (d) Subject to the terms and conditions of the Indenture, this Supplement, the Issuer may from time to time request an increase on any Payment Date during the Revolving Period in the outstanding principal balance of the Class B Notes (any such increase being referred to herein as a "Class B Note Principal Balance Increase"). A request for a Class B Note Principal Balance Increase shall be made by notice from the Seller to the Issuer and the Indenture Trustee, with a copy thereof concurrently delivered to the Servicer, the Administrative Agent and each Agent, no later than 5:00 p.m. (New York City time) on the Business Day prior to the Payment Date on which such increase is to occur. Any Increase Notice shall specify the aggregate amount of the requested Class B Note Principal Balance Increase and the requested date thereof. On the requested date for such Class B Note Principal Balance Increase, the Class B Noteholders may elect (but shall not be obligated) to remit the amount of such Class B Note Principal Balance Increase in immediately available funds as agreed upon among the Issuer, the the Seller and the Indenture Trustee. It shall be a condition to any Class B Note Principal Balance Increase that the sum of the Class B Note Principal Balance Increase, plus the amount of any Class A Note Principal Balance Increase to be purchased on the date thereof, shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables in the Trust over the Required Minimum Principal Balance.

         Section 7.05. Special Reduction of Class A Invested Amount.

                  (a) The outstanding principal amount of Class A Notes may be prepaid in whole or in part, without premium or penalty, but together with accrued and unpaid interest on the principal amount prepaid, from time to time during the Revolving Period at the option of the Trust (each, a "Class A Special Reduction"), on any Business Day (a "Class A Special Reduction Date") occurring not earlier than three Business Days after the related Special Reduction Notice has been given in accordance with this Section 7.05 from the proceeds of the issuance by the Trust of one or more other Series of Notes. In the event of a prepayment in part, the aggregate principal amount to be prepaid shall be allocated pro rata in accordance with the outstanding principal amount of each Class A Note. It shall be a condition to any Class A Special Reduction that, after giving effect to the payments being made on the applicable Class A Special Reduction Date by the Issuer pursuant to Section 5.01 or by the Seller pursuant to the Class A Purchase Agreement, (i) there shall be no Early Amortization Event, Series 1999-A Early Amortization Event or Servicer Default, or the occurrence of an event or condition which would be an Early Amortization Event, Series 1999-A Early Amortization Event or Servicer Default, and (ii) the Seller shall concurrently pay with such Special Reduction any related amount payable pursuant to subsection 2.6(c) of the Class A Purchase Agreement.

                  (b) The Issuer, at its expense, shall provide a written notice thereof to the Indenture Trustee and each Agent not less than three Business Days prior to the Class A Special Reduction Date (a "Class A Special Reduction Notice"), which Special Reduction Notice shall be irrevocable and shall specify the principal amount of Class A Notes to be prepaid on the Class A Special Reduction Date (the "Class A Special Reduction Amount").

                  (c) Not later than 10:00 a.m. (New York City time) on the Class A Special Reduction Date, the Issuer shall deposit or cause to be deposited with the Indenture Trustee, an amount of immediately available funds equal to the Class A Special Reduction Amount, and the Trustee shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholders' pro rata share thereof as determined pursuant to subsection 7.05(a) above.

                              [END OF ARTICLE VII]

                                 ARTICLE VIII

                               FINAL DISTRIBUTION


         Section 8.01. Sale of Receivables or Noteholders' Interest pursuant to
Section 2.05 of the Purchase and Servicing Agreement and Section 10.03 of the Indenture.

                  (a) The amount to be paid by the Issuer or the Seller with respect to Series 1999-A in connection with a purchase of the Receivables pursuant to Section 6.10(c) of the Purchase and Servicing Agreement shall equal the Reassignment Amount for the first Payment Date following the Settlement Period in which the reassignment obligation arises under the Purchase and Servicing Agreement.

                  (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to this Section 8.01, the Issuer shall, not later than 10:00 a.m., New York City time, on the related Payment Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Payment Date will be distributed to the Indenture Trustee for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Interest for such Payment Date, and (B) any Class A Carryover Interest will be distributed to the Indenture Trustee for payment to the Class A Noteholders, and (z) an amount equal to all unpaid Class A Increased Costs will be distributed to the Indenture Trustee for payment to the Class A Noteholders or the Agents, as applicable, at the direction of the Servicer in accordance with the Class A Purchase Agreement; (ii) (x) the Class B Invested Amount on such Payment Date will be distributed to the Indenture Trustee for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Interest for such Payment Date, and (B) any Class B Carryover Interest will be distributed to the Indenture Trustee for payment to the Class B Noteholders, and (iii) the balance, if any, will be distributed to the Trust.

                  (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Indenture Trustee pursuant to subsection 8.01(b) for payment to the Series 1999-A Noteholders shall be deemed distributed in full to the Series 1999-A Noteholders on the date on which such funds are distributed to the Indenture Trustee pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.01 of the Indenture.

                             [END OF ARTICLE VIII]

                                  ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 9.01. Delivery and Payment for the Series 1999-A Notes. The Issuer shall execute and deliver the Series 1999-A Notes to the Indenture Trustee for authentication in accordance with Section 2.03 of the Indenture. The Indenture Trustee shall deliver the Series 1999-A Notes to or upon the order of the Issuer when authenticated in accordance with Section 2.03 of the Indenture.

         Section 9.02. Legend on Series 1999-A Notes.

         Each Series 1999-A Note will bear a legend substantially in the following form:

         THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

         Section 9.03. Ratification of Indenture. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

         Section 9.04. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         Section 9.05. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.06. Instructions in Writing. All instructions, notices or other communications given by the Servicer, the Issuer or any other Person to the Indenture Trustee pursuant to this Supplement shall be in writing and shall be effective upon actual receipt by an Authorized Officer of the Indenture Trustee.

         Section 9.07. Tax Treatment. The Issuer has entered into this Supplement with the intention that, for federal, state and local income and franchise tax purposes, the Class A Notes will be characterized as indebtedness of the Seller secured by the Receivables, and, prior to the occurrence of a transfer under Section 7.03 hereof, the Class B Notes will not be treated as having been issued. Clauses (a) and (c) of the definitions of Tax Opinion shall be inapplicable with respect to such Class B Notes prior to any such issuance.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                              ZALE FUNDING TRUST
                                 Issuer


                              By: Wilmington Trust Company, not in its
                              individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement dated as of July 15, 1999



                              By: /s/ JAMES P. LAWLER
                                  -----------------------------------
                                  Name:
                                  Title:


                              THE BANK OF NEW YORK
                                  Indenture Trustee and Securities Intermediary


                              By: /s/ ERWIN SORIANO
                                  -----------------------------------
                                  Name:
                                  Title:

                               TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I      CREATION OF THE SERIES 1999-A NOTES............................1

         Section 1.01.   Designation..........................................1

ARTICLE II     DEFINITIONS....................................................2

         Section 2.01.   Definitions..........................................2

ARTICLE III    SERVICER......................................................13

         Section 3.01.   Servicing Compensation..............................13

         Section 3.02.   Indenture Trustee Fee...............................13

ARTICLE IV     RIGHTS OF NOTEHOLDERS AND ALLOCATION
               AND APPLICATION OF COLLECTIONS................................15

         Section 4.01.   Rights of Noteholders...............................15

         Section 4.02.   Collections and Allocation; Payments on Trust
                         Certificate.........................................15

         Section 4.03.   Determination of Monthly Interest for the Series
                         1999-A Notes........................................18

         Section 4.04.   Determination of Principal Amounts..................18

         Section 4.05.   Shared Principal Collections........................20

         Section 4.06.   Application of Funds on Deposit in the Collection
                         Account for the Notes...............................20

         Section 4.07.   Coverage of Required Amount for the Series
                         1999-A Notes........................................24

         Section 4.08.   Reallocated Principal Collections for the Series
                         1999-A Notes........................................25

         Section 4.09.   Investor Charge-Offs................................25

         Section 4.10.   Discount Option Percentage..........................25

         Section 4.11.   Establishment of Reserve Account....................26

ARTICLE V      DISTRIBUTIONS AND REPORTS TO SERIES 1999-A INVESTOR
               NOTEHOLDERS...................................................28

         Section 5.01.   Distributions.......................................28

         Section 5.02.   Reports and Statements to Series 1999-A
                         Noteholders.........................................29

ARTICLE VI     EARLY AMORTIZATION EVENTS.....................................31

         Section 6.01.   Series 1999-A Early Amortization Events.............31

ARTICLE VII    OPTIONAL REDEMPTION; PARTIAL AMORTIZATION;  PRINCIPAL
               BALANCE INCREASES.............................................34

         Section 7.01.   Optional Redemption.................................34

         Section 7.02.   Partial Amortization................................34

         Section 7.03.   Designation of Class B Note Terms; Sale of Class B
                         Notes...............................................34

         Section 7.04.   Note Principal Balance Increases....................35

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                          PAGE

         Section 7.05.   Special Reduction of Class A Invested Amount........36

ARTICLE VIII   FINAL DISTRIBUTION............................................38

         Section 8.01.   Sale of Receivables or Noteholders' Interest pursuant
                         to Section 2.05 of the Purchase and Servicing
                         Agreement and Section 10.03 of the
                         Indenture...........................................38

ARTICLE IX     MISCELLANEOUS PROVISIONS......................................39

         Section 9.01.   Delivery and Payment for the Series 1999-A Notes....39

         Section 9.02.   Legend on Series 1999-A Notes.......................39

         Section 9.03.   Ratification of Indenture...........................39

         Section 9.04.   Counterparts........................................39

         Section 9.05.   GOVERNING LAW.......................................39

         Section 9.06.   Instructions in Writing.............................40

         Section 9.07.   Tax Treatment.......................................40


                                     -II-

                                  CLASS A NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

                               ZALE FUNDING TRUST

                                 SERIES 1999-A

                             FLOATING RATE CLASS A
                       ASSET BACKED VARIABLE FUNDING NOTE

REGISTERED
No. RA-1

         ZALE FUNDING TRUST, a Delaware business trust (the "Issuer") hereby promises to pay to the order of CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, AS AGENT, or registered assigns (the "Noteholder"), the outstanding principal balance of this Note, as determined pursuant to Indenture, dated as of July 15, 1999 (as amended or otherwise modified from time to time, the "Base Indenture"), as supplemented by the Series 1999-A Indenture Supplement, dated as of July 15, 1999 (as amended or otherwise modified from time to time, the "Supplement;" the Base Indenture, as so supplemented, the "Indenture") between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity, the "Indenture Trustee"), and to pay interest on the outstanding principal balance of this Note at the rate or rates and at the times specified in the Indenture. The outstanding principal balance of this Note shall be repaid from time to time on the dates and in the manner set forth in the Indenture, and in any event on Legal Final Maturity Date (as defined in the Indenture).

         The Class A Initial Invested Amount of this Note is set forth on the grid attached hereto. The Noteholder or its agent is authorized from time to time to record the amount and date of each Class A Note Principal Balance Increase and each payment of principal of this Note on such grid or on a continuation thereof which shall be attached thereto and made a part thereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Issuer's obligations hereunder or under the Indenture Note or the validity of any payment or prepayment hereof.

         This Note does not purport to summarize the Indenture and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Issuer and the

Indenture Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. This Note is one of a series and class of Notes entitled "Zale Funding Trust Floating Rate Class A Asset Backed Variable Funding Notes, Series 1999-A" (the "Class A Notes"), issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Noteholder by virtue of the acceptance hereof assents and by which the Noteholder is bound. The Issuer has also issued its "Zale Funding Trust Class B Asset Backed Notes, Series 1999-A" (the "Class B Notes" and collectively with the Class A Notes, the "Series 1999-A Notes") pursuant to the Indenture. The Class B Notes are subordinated to the Class A Notes as and to the extent provided in the Indenture.

         The indebtedness represented by the Series 1999-A Notes shall include the right of the Series 1999-A Noteholders to receive, to the extent necessary to make the required payments with respect to such Series 1999-A Notes at the times and in the amounts specified in the Supplement, the Series 1999-A Noteholders' Interest. In general, payments of principal with respect to the Class A Notes are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Notes. The Class B Notes are subordinated to the Class A Notes, to the extent provided in the Supplement. The Class B Notes will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full, other than payments of the Class B Special Reduction Amount during a Partial Amortization Period as provided in the Supplement.

         The Seller has structured the Indenture and the Series 1999-A Notes and with the intention that the Class A Notes will qualify under applicable tax law as debt, and the Seller, the Issuer and each holder of a Note or of any interest therein by acceptance of its Note or any interest therein, agrees to treat the Class A Notes for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as debt.

         The obligations of the Issuer under this Note, the Indenture or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer in connection herewith are solely the corporate obligations of the Issuer. Except as expressly provided for in Sections 7.03,
7.08 or 8.04(b) of the Trust Agreement, no recourse shall be had for the payment of any fee or any other obligations or claim arising out of or based upon this Note, the Indenture or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer in connection herewith against any holder of a Trust Certificate, employee, officer, director, incorporator, agent or trustee of the Issuer or any Affiliate of the Issuer.

         It is expressly understood and agreed by the parties hereto that (i) this Note and the Indenture are executed and delivered by Wilmington Trust Company, not individually or personally but solely as the Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements made on the part of the Issuer in this Note or the Indenture is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein or in the Indenture contained shall be construed as creating any liability on Wilmington

Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Indenture Trustee and by any Person claiming by, through or under the Indenture Trustee and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note, the Indenture or the other Transaction Documents.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE ISSUER AND THE NOTEHOLDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Unless the Note of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                              ZALE FUNDING TRUST

                              By: Wilmington Trust Company, not in its
                              individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement dated as of July 15, 1999



                              By:  /s/ JAMES P. LAWLER
                                   -----------------------------------
                                   Name:
                                   Title:


Dated:  July 15, 1999

                         CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK



                              By:  /s/ ERWIN SORIANO
                                   -----------------------------------
                                   Name:
                                   Title:

                         GRID TO CLASS A NOTE NO. RA-1

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                                  Class A Note Principal
     Date of Transaction             Balance Increase             Amount of Payment            Notation Made By
- ----------------------------------------------------------------------------------------------------------------------
July 15, 1999                   $250,000,000 (Class A        N/A                          N/A
                                Initial Invested Amount)
- ----------------------------------------------------------------------------------------------------------------------


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

                                  CLASS B NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

                               ZALE FUNDING TRUST

                                 SERIES 1999-A

                                    CLASS B
                               ASSET BACKED NOTE

REGISTERED
No. RB-1

         ZALE FUNDING TRUST, a Delaware business trust (the "Issuer") hereby promises to pay to the order of ZALE FUNDING TRUST, or registered assigns (the "Noteholder"), the outstanding principal balance of this Note, as determined pursuant to Indenture, dated as of July 15, 1999 (as amended or otherwise modified from time to time, the "Base Indenture"), as supplemented by the Series 1999-A Indenture Supplement, dated as of July 15, 1999 (as amended or otherwise modified from time to time, the "Supplement;" the Base Indenture, as so supplemented, the "Indenture") between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity, the "Indenture Trustee"), and to pay interest on the outstanding principal balance of this Note at the rate or rates and at the times specified in the Indenture. The outstanding principal balance of this Note shall be repaid from time to time on the dates and in the manner set forth in the Indenture, and in any event on Legal Final Maturity Date (as defined in the Indenture).

         The Class B Initial Invested Amount of this Note is set forth on the grid attached hereto. The Noteholder or its agent is authorized from time to time to record the amount and date of each payment of principal of this Note on such grid or on a continuation thereof which shall be attached thereto and made a part thereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Issuer's obligations hereunder or under the Indenture Note or the validity of any payment or prepayment hereof.

         This Note does not purport to summarize the Indenture and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. This Note is one of a series and class of Notes entitled "Zale Funding Trust Class B Asset Backed Notes, Series 1999-A" (the "Class B Notes"), issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Noteholder by virtue of the acceptance hereof assents and by which the Noteholder is bound. The Issuer has also issued its "Zale Funding Trust Floating Rate Class A Asset Backed Variable Funding Notes, Series 1999-A" (the "Class A Notes" and collectively with the Class B Notes, the "Series 1999-A Notes") pursuant to the Indenture. The Class B Notes are subordinated to the Class A Notes as and to the extent provided in the Indenture.

         The indebtedness represented by the Series 1999-A Notes shall include the right of the Series 1999-A Noteholders to receive, to the extent necessary to make the required payments with respect to such Series 1999-A Notes at the times and in the amounts specified in the Supplement, the Series 1999-A Noteholders' Interest. In general, payments of principal with respect to the Class B Notes are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Notes. The Class B Notes are subordinated to the Class A Notes, to the extent provided in the Supplement. The Class B Notes will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full, other than payments of the Class B Special Reduction Amount during a Partial Amortization Period as provided in the Supplement.

         The Seller has structured the Indenture and the Series 1999-A Notes and with the intention that the Class A Notes will qualify under applicable tax law as debt, and the Seller, the Issuer and each holder of a Note or of any interest therein by acceptance of its Note or any interest therein, agrees to treat the Class A Notes for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as debt.

         The obligations of the Issuer under this Note, the Indenture or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer in connection herewith are solely the corporate obligations of the Issuer. Except as expressly provided for in Sections 7.03,
7.08 or 8.04(b) of the Trust Agreement, no recourse shall be had for the payment of any fee or any other obligations or claim arising out of or based upon this Note, the Indenture or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer in connection herewith against any holder of a Trust Certificate, employee, officer, director, incorporator, agent or trustee of the Issuer or any Affiliate of the Issuer.

         It is expressly understood and agreed by the parties hereto that (i) this Note and the Indenture are executed and delivered by Wilmington Trust Company, not individually or personally but solely as the Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements made on the part of the Issuer in this Note or the Indenture is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein or in the Indenture contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Indenture Trustee and by any Person claiming by, through or under the Indenture Trustee and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note, the Indenture or the other Transaction Documents.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE ISSUER AND THE NOTEHOLDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Unless the Note of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                              ZALE FUNDING TRUST

                              By: Wilmington Trust Company, not in its
                              individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement dated as of July 15, 1999



                              By:  /s/ JAMES P. LAWLER
                                   -----------------------------------
                                   Name:
                                   Title:


Dated:  July 15, 1999

                         CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK



                              By:  /s/ ERWIN SORIANO
                                   -----------------------------------
                                   Name:
                                   Title:

                         GRID TO CLASS B NOTE NO. RB-1

- ----------------------------------------------------------------------------------------------------------------------
                                 Class B Initial
     Date of Transaction         Invested Amount                Amount of Payment            Notation Made By
- ----------------------------------------------------------------------------------------------------------------------
July 15, 1999                   $123,134,328.36              N/A                          N/A
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                                       6